Short-Term Borrowings (Details) - Schedule of Short-Term Borrowings from Bank - USD ($) $ in Thousands	Jan. 09, 2024	Oct. 16, 2023	Oct. 11, 2022	Jun. 30, 2024	Jan. 31, 2024	Dec. 31, 2023	Oct. 31, 2022
Schedule of Short-Term Borrowings from Bank [Abstract]
Brower	Ambow Education Inc.		Ambow Education Inc.
Borrowed Amount	$ 1,200	$ 1,500	$ 1,500	$ 2,700	$ 1,200	$ 3,939	$ 1,500
Annual Interest Rate	6.00%	6.29%	6.29%
Repayment Due Date	Dec. 28, 2024	Oct. 11, 2024	Oct. 11, 2024
Lender	Cathy BANK		Cathy BANK